Exhibit 10.03

P.O. Box 982 El Paso, Texas 79960-0982 (915) 543-5711

March 31, 2009

Imperial Irrigation District

Supply & Trading Section

1561 W. Main St., Suite I IA

El Centro, CA 92243

Amendment Number 2 to April 18, 2007 Confirmation and August 29, 2008 Amendment No. 1 between El Paso Electric Company and Imperial Irrigation District

This second amended confirmation (the “Second Amended Confirmation”) shall amend and supplement certain terms of the original confirmation dated April 18, 2007, between El Paso Electric Company (“Seller”) and Imperial Irrigation District (“Purchaser”) (the “Original Confirmation”) as amended by “Amendment Number 1 to the original April 18, 2007 Confirmation between El Paso Electric Company and Imperial Irrigation District,” dated August 29, 2008, (the “First Amended Confirmation”). Unless otherwise defined in this Second Amended Confirmation, all capitalized terms shall have the meaning prescribed by the First Amended Confirmation or, in the event a capitalized term is not defined in the First Amended Confirmation, that term shall have the meaning prescribed in the Original Confirmation. In the event of a conflict between the terms of the Original Confirmation and the First Amended Confirmation, the First Amended Confirmation shall control. In the event of a conflict between the terms of the Second Amended Confirmation and the terms in either the First Amended Confirmation or the Original Confirmation, the terms contained in this Second Amended Confirmation shall control.

I.	The following subsection shall replace in its entirety the “Energy Charge” subsection under the section titled “Pricing” in the Original Confirmation and Amendment No. 1.

Energy Charge:

For firm energy and system contingent capacity energy scheduled and delivered, Purchaser shall pay Seller an Energy Charge equal to the product of (a) the amount of energy (in MWh) scheduled by Purchaser and delivered by Seller for each hour on such day, and (b) the Energy Price, which shall be: ****

MMBtu/MWh x Gas Reference Price + **** USD.

The Parties have agreed to fix the Gas Reference Price (and associated firm energy) under this Second Amended Confirmation as set forth in (i) and (ii), below. Additionally, the Parties have agreed to cap the Gas Reference Price for an additional portion of capacity (and associated firm energy) as set forth in (iii) and (iv), below. Finally, the Parties have agreed to index the Gas Reference Price for a portion of capacity (and associated firm energy) as set forth in (v), below:

i) For purposes of calculating the Energy Charge for the first 25 MW delivered during each Heavy-Load Hour during the period from October 1, 2008 through June 30, 2009 and the period from September 1, 2009 through April 30, 2010, the Gas Reference Price shall be fixed as shown

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

in Table 1 under the heading “Gas Reference Price A” for the corresponding month and year of delivery.

For purposes of calculating the Energy Charge for an additional 25 MW in addition to the amount in i), delivered during each Heavy-Load Hour during the period from April 2, 2009 through June 30, 2009 and the period from September 1, 2009 through October 31, 2009, the Gas Reference Price shall be fixed as shown in the Adjusted Table 1 under the heading “Gas Reference Price E” for the corresponding month and year of delivery.

ii) For purposes of calculating the Energy Charge for the first 50 MW delivered during each Heavy-Load Hour during the period from July 1, 2009 through August 31, 2009 the Gas Reference Price shall be fixed as shown in Table 1 under the heading “Gas Reference Price B” for the corresponding month and year of delivery.

For purposes of calculating the Energy Charge for the first 50 MW delivered during each Light Load Hours during the period from April 2, 2009-October 31, 2009 and the first 25 MW from November 1, 2009 through April 30, 2010, the Gas Reference Price shall be fixed as shown in the Adjusted Table 1 under the heading “Gas Reference Price F” for the corresponding month and year of delivery.

iii) For purposes of calculating the Energy Charge for energy schedules that are greater than 25 MW but less than or equal to 75 MW for each Heavy-Load Hour during the period from October 1, 2008 through March 31, 2009 and for the month of November 2009, the Gas Reference Price shall be ****.

For purposes of calculating the Energy Charge for energy schedules that are greater than 50 MW but less than or equal to 100 MW for each Heavy-Load Hour during the period from April 2, 2009 through June 30, 2009 and from September 1, 2009 through October 31, 2009, the Gas Reference Price shall be ****.

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

iv) For purposes of calculating the Energy Charge for energy schedules that are greater than 50 MW but equal to or less than 100 MW for each Heavy-Load Hour during the period from July 1, 2009 through August 31, 2009, the Gas Reference Price ****.

v) For purposes of calculating the Energy Charge for any energy schedule not described in (i), (ii) , (iii) or (iv), above, the Gas Reference Price shall be ****.

Premium:	As consideration for the right to cap the Gas Reference Price at Gas Reference Price C and Gas Reference Price D, as set forth above, Purchaser shall pay Seller a premium of **** per month.

Adjusted

TABLE 1

	Gas Reference Price A ($/MMBtu)	Gas Reference Price B ($/MMBtu)	Gas Reference Price C ($/MMBtu)	Gas Reference Price D ($/MMBtu)	Gas Reference Price E ($/MMBtu)	Gas Reference Price F ($/MMBtu)
9-Jan	****	****	****	****	****	****
9-Feb	****	****	****	****	****	****
9-Mar	****	****	****	****	****	****
9-Apr	****	****	****	****	****	****
9-May	****	****	****	****	****	****
9-Jun	****	****	****	****	****	****
9-Jul	****	****	****	****	****	****
9-Aug	****	****	****	****	****	****
9-Sep	****	****	****	****	****	****
9-Oct	****	****	****	****	****	****
9-Nov	****	****	****	****	****	****
9-Dec	****	****	****	****	****	****
10-Jan	****	****	****	****	****	****
10-Feb	****	****	****	****	****	****

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

10-Mar	****	****	****	****	****	****
10-Apr	****	****	****	****	****	****

II.	The subsection titled “Pre-scheduling” under the section titled “Pricing” in the Original Confirmation and Amendment No. 1 shall be deleted in its entirety and replaced with the following language:

Pre-scheduling:	In accordance with WECC guidelines, Purchaser will submit a pre-schedule of the energy that it plans to use the day ahead hour by hour, no later than 0615 Pacific Prevailing Time. In connection with its day ahead pre-schedule, Purchaser shall pre-schedule at least 50 MW for all Heavy-Load Hours (as defined below), except in the months of April 2009 through October 2009 in which the Purchaser shall pre-schedule a minimum of 75 MW. No minimum energy quantity is required to be scheduled for Light-Load Hours (as defined below), except for the months of April 2009 through October 2009 in which the Purchaser shall pre-schedule a minimum of 75 MW and the months of November 2009 through April 2010 in which the Purchaser shall pre-schedule a minimum of 50 MW. Subject to the aforementioned minimums, the Purchaser may schedule for delivery an increase or decrease of up to 40 MW from the amount scheduled for the immediately preceding hour. When transitioning from a Light-Load Hour to a Heavy-Load Hour, Purchaser may schedule an increase of up to 75 MW from the final Light-Load Hour. When transitioning from a Heavy-Load Hour to a Light-Load Hour, Purchaser may schedule a decrease of up to 75 MW from the final Heavy-Load Hour.

Scheduling Intraday: In accordance with WECC guidelines, Purchaser shall have the right to adjust the amount of day ahead energy previously pre-scheduled for delivery (other than Minimum Schedule Energy) for any hour upwards or downwards by providing notice to Seller by telephone no later than 40 minutes prior to the start of said scheduling hour. Purchaser may vary its pre-schedule by an amount not to exceed 25 MW.

Light-Load Hours: Light-Load Hours will consist of Hour Ending 0100 thru Hour Ending 0600 and Hour Ending 2300 and 2400 Pacific Prevailing Time Monday thru Sunday, including NERC holidays.

Heavy-Load Hours: Heavy-Load Hours will consist of Hour Ending 0700 thru Hour Ending 2200 Pacific Prevailing Time Monday thru Sunday, including NERC holidays.

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Signatories:	The signatories hereto represent that they have been appropriately authorized to enter into this Agreement on behalf of the party for whom they sign. This Agreement is executed as of the date first above written.

IMPERIAL IRRIGATION DISTRICT

By:	/s/ BRIAN J. BRADY
Name:	Brian J. Brady
Title:	General Manager

EL PASO ELECTRIC COMPANY

By:	/s/ STEVE BURACZYK
Name:	Steve Buraczyk
Title:	Vice President

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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